Exhibit 25.03

_____________________________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM T-2

STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT
OF 1939 OF AN INDIVIDUAL DESIGNATED TO ACT AS TRUSTE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
TRUSTEE PURSUANT TO SECTION 305(b)(2)

______________________________

STANLEY BURG                                                                                                                 N/A
(Name of Trustee)                                                                                                                 (Social Security Number)

60 WALL STREET
NEW YORK, NEW YORK                                                                                                 10005
(Business address, street,                                                                                                   (Zip Code)
city and state)

______________________________________________________

ENTERGY ARKANSAS, INC.
 (Exact name of obligor as specified in its charter)

State of Arkansas                                                                        71-0005900
 (State or other jurisdiction of incorporation or organization)         (IRS Employer Identification no.)

425 West Capitol Avenue
Little Rock, Arkansas 72201

(Address, including zip code of principal executive offices)

______________________________________________________

First Mortgage Bonds

(Title of the indenture securities)

Item 1.              Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each affiliation.

None.

Item 2.-10.         Not Applicable.

Item 11.             List of Exhibits.

List below all exhibits filed as part of this statement of eligibility

None.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, I, Stanley Burg, have signed this statement of eligibility in The City of New York and State of New York, on the 11th day of May 2009.

By: /s/ Stanley Burg
            Stanley Burg
            (SIGNATURE OF TRUSTEE)